UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2018, Zimmer Biomet Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and SMBC Nikko Securities America, Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of $450 million aggregate principal amount of the Company’s Floating Rate Notes due 2021 (the “Floating Rate Notes”) and $300 million aggregate principal amount of the Company’s 3.700% Notes due 2023 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”).

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities on customary terms. The sale of the Notes is scheduled to close on March 19, 2018, subject to the satisfaction of customary closing conditions. Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, commercial banking, financial advisory, investment banking, lending and other commercial dealings in the ordinary course of their business with the Company or its affiliates, including participating as lenders under the Company’s credit facilities. Those Underwriters and their affiliates have received, and may in the future receive, customary fees and commissions for these transactions. In addition, to the extent that the Underwriters or their affiliates own any of the Company’s $1,150 million outstanding aggregate principal amount of 2.000% Senior Notes due 2018 (the “2018 Notes”), they would receive a portion of the net proceeds that the Company uses from the offering of the Notes to repay the 2018 Notes at maturity.

The Notes will be issued pursuant to a fifth supplemental indenture, to be dated as of March 19, 2018, to the Indenture (the “Base Indenture”) dated as of November 17, 2009 between the Company and Wells Fargo Bank, National Association, as trustee. The Floating Rate Notes will accrue interest at a floating rate per annum, reset quarterly, equal to three-month LIBOR plus 0.750%, which interest will be payable quarterly in arrears on March 19, June 19, September 19 and December 19 of each year, commencing on June 19, 2018. Interest will be paid to the holders of record of the Floating Rate Notes at the close of business on the March 1, June 1, September 1 and December 1, respectively, immediately preceding the related interest payment date. The Floating Rate Notes will mature on March 19, 2021. The Fixed Rate Notes will bear interest at a rate of 3.700% per annum, which interest will be payable semi-annually in arrears on March 19 and September 19 of each year, commencing on September 19, 2018. Interest will be paid to the holders of record of the Fixed Rate Notes at the close of business on the March 1 and September 1, respectively, immediately preceding the related interest payment date. The Fixed Rate Notes will mature on March 19, 2023.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-209394), the prospectus dated February 4, 2016, and the related prospectus supplement dated March 8, 2018.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The Base Indenture was incorporated by reference into the Registration Statement.

On March 8, 2018, the Company issued a press release announcing that it priced the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 8, 2018 among Zimmer Biomet Holdings, Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and SMBC Nikko Securities America, Inc.

99.1	Press release, dated March 8, 2018, issued by Zimmer Biomet Holdings, Inc.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding the closing of the offering of the Notes and the Company’s intended use of proceeds. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “intends” and similar expressions or the negatives of such terms or other variations on such terms or comparable terminology. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially. For a list and description of some of such risks, uncertainties and changes in circumstances, see the Company’s filings with the Securities and Exchange Commission (the “SEC”). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this Current Report on Form 8-K are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2018

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary